Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “Amendment”) is made as of this 27th day of April, 2018, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation, SPH GROUP HOLDINGS LLC, a Delaware limited liability company, STEEL EXCEL INC., a Delaware corporation, and API AMERICAS INC., a Delaware corporation (collectively, the “US Borrowers” and each individually, a “US Borrower”), CEDAR 2015 LIMITED, a private limited company incorporated in England and Wales (“UK Borrower” and together with US Borrowers, the “Borrowers” and each individually, a “Borrower”), each of the GUARANTORS listed on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”) and collectively with Borrowers, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions which are named on the signature pages hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A. On November 14, 2017, Borrowers, Guarantors, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”). The Credit Agreement and all other agreements, instruments and documents executed and/or delivered in connection therewith (each as amended, modified, renewed, extended, replaced or substituted from time to time, are collectively referred to herein as the “Existing Financing Agreements”). All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B. The Loan Parties have requested, and the Administrative Agent and the Required Lenders have agreed, to amend certain terms and provisions of the Credit Agreement, in each case subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendments to Credit Agreement. Upon the Effective Date, the Credit Agreement shall be amended as follows:

(a) Table of Contents.

(i)The reference to Schedule 1.1(C) in the Table of Contents of the Credit Agreement is hereby removed, and

(ii)The reference to Schedule 1.1(B) in the Table of Contents of the Credit Agreement is hereby amended in its entirety and replaced with the following:

Schedule 1.1(B)	Commitments of Lenders and Addresses for Notices

(b) The following definition is added to Section 1.1 [Certain Definitions] of the Credit Agreement in its proper alphabetical order.

First Amendment shall mean that certain First Amendment to Credit Agreement, dated as of April 27, 2018, by and among the Loan Parties, the Lenders party thereto and Administrative Agent.

(c) Section 4.1.1 [Interest Rate Options] of the Credit Agreement is hereby amended in its entirety and replaced with the following:

4.1.1Revolving Credit Interest Rate Options; Swing Line Interest Rate. The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii) Revolving Credit Euro-Rate Option: A rate per annum equal to the Euro-Rate as determined for each applicable Interest Period plus the Applicable Margin.

Subject to Section 4.3 [Interest After Default], Borrowers shall have the right to select either (x) the Base Rate Option applicable to Revolving Credit Loans or (y) the Daily Euro Rate plus the Revolving Credit Euro-Rate Applicable Margin, to apply to the Swing Loans, except as provided in Section 2.6.6 [Swing Loans Under Cash Management Agreements] with regard to Swing Loans made under any Cash Management Agreements; provided however, in the absence of a selection by Borrowers of an applicable rate, the per annum interest rate set forth in clause (y) above shall apply.

(d) The first sentence of Section 4.1.2 [Rate Calculations; Rate Quotations] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Daily Euro Rate) and Swing Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.”

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(e) Increase in Revolving Credit Commitments. Pursuant to Section 2.11 [Increase in Revolving Credit Commitments] of the Credit Agreement, Borrowers have requested that the Lenders increase Revolving Credit Commitments to an amount equal to $700,000,000. The Increasing Lenders designated on the signature pages hereto have elected to increase their Revolving Credit Commitments. Accordingly, Schedule 1.1(B) to the Credit Agreement is hereby amended and replaced in its entirety by the amended Schedule 1.1(B) attached hereto and incorporated herein and each Lender’s resulting Revolving Credit Commitment is reflected on such Amended Schedule 1.1(B).

(f) Removal and Replacement of Schedule 1.1(C). All references in the Credit Agreement to “Schedule 1.1(C)” are hereinafter amended to refer to “Schedule 1.1(B)”.

(g) Notwithstanding the limitations set forth in Section 8.2.4 of the Credit Agreement, the Administrative Agent and Required Lenders hereby consent and agree that Borrowers shall be permitted to make an Investment of up to $86,000,000 for the purposes of acquiring shares of Babcock & Wilcox Enterprises, Inc. (“BW”) in conjunction with the BW Rights Offering. For purposes hereof “BW Rights Offering” shall mean that certain rights offering described on Exhibit A to the First Amendment.

(h) Section 8.2.16 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended in its entirety and replaced with the following:

8.2.16 Maximum Leverage Ratio. The Borrowers shall not permit the Leverage Ratio, calculated as of the end of each fiscal quarter, to exceed (i) 4.00 to 1.00 for the fiscal quarters ending December 31, 2017 and March 31, 2018, (ii) 4.25 to 1.00 for the fiscal quarters ending June 30, 2018, September 30, 2018 and December 31, 2018 and (iii) 4.00 to 1.00 as of the end of each fiscal quarter thereafter; provided, however, that notwithstanding the foregoing, following a Material Acquisition, Borrowers shall not permit the Leverage Ratio, calculated as of the end of each of the four (4) fiscal quarters immediately following such Material Acquisition (which, for the avoidance of doubt, shall commence with the fiscal quarter in which such Material Acquisition is consummated), to exceed 4.25 to 1.00.

(i) Section 8.2.17 [Maximum Net Leverage Ratio] of the Credit Agreement is hereby amended in its entirety and replaced with the following:

8.2.17 Maximum Net Leverage Ratio. The Borrowers shall not permit the Net Leverage Ratio, calculated as of the end of each fiscal quarter, to exceed (i) 3.75 to 1.00 for the fiscal quarters ending December 31, 2017 and March 31, 2018, (ii) 4.00 to 1.00 for the fiscal quarters ending June 30, 2018, September 30, 2018 and December 31, 2018 and (iii) 3.75 to 1.00 as of the end of each fiscal quarter thereafter; provided, however, that notwithstanding the foregoing, following a Material Acquisition, Borrowers shall not permit the Net Leverage Ratio, calculated as of the end of each of the four (4) fiscal quarters immediately following such Material Acquisition (which, for the avoidance of doubt, shall commence with the fiscal quarter in which such Material Acquisition is consummated), to exceed 4.25 to 1.00.

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2. Representations and Warranties. Each Loan Party hereby:

(a) reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b) reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c) represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d) represents and warrants that since December 31, 2017, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment, and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f) represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3. Security Interest. As security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, and the Existing Financing Agreements, the Borrowers and each of the Guarantors reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of PNC Bank, National Association, in its capacity as Collateral Agent (as defined in the Security Agreement), for its benefit and the ratable benefit of each Secured Party (as defined in the Security Agreement), upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

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4. Confirmation of Indebtedness. Loan Parties confirm and acknowledge that as of the close of business on April 27, 2018, Borrowers were indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $ 484,961,145.80 for the Revolving Credit Loans, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the Existing Financing Agreements.

5. Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship (US Guarantied Obligations) and the Continuing Agreement of Guaranty and Suretyship (UK Obligations), both dated November 14, 2018, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the Existing Financing Agreements.

6. Fees. Upon the effectiveness of this Amendment, Borrowers shall pay to the Administrative Agent the following fees, each of which shall be fully earned and payable on the Effective Date:

(a) Borrowers shall pay to Administrative Agent, for the benefit of the Lenders approving this Amendment (each, an “Approving Lender”), a non-refundable amendment fee (“Amendment Fee”) in an aggregate amount equal to $300,000, representing a 5 basis point fee based on each Approving Lender’s respective Revolving Credit Commitment; and

(b) Borrowers shall pay to Administrative Agent for the benefit for the Increasing Lenders an upfront fee (“Accordion Upfront Fee”) in an aggregate amount of $150,000, representing a 15 basis point fee on each Increasing Lender’s increase in its respective Revolving Credit Commitment.

7. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a) Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

(b) Administrative Agent shall have received each of the agreements and documents (all fully executed, as applicable) listed on the Closing Checklist attached hereto as Exhibit A;

(c) Payment of the Amendment Fee and Accordion Upfront Fee;

(d) After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing; and

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(e) Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

8. Payment of Expenses. Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

9. Reaffirmation of Existing Financing Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

10. Release. As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the Existing Financing Agreements, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

11. Miscellaneous.

(a) No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e) This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

US BORROWERS

SPH GROUP HOLDINGS LLC
By: Steel Partners Holdings GP Inc., its Manager

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

STEEL EXCEL INC.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Vice President & Chief Financial Officer

API AMERICAS INC.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

HANDY & HARMAN GROUP LTD.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Senior Vice President

UK BORROWER

CEDAR 2015 LIMITED
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:	STEEL PARTNERS HOLDINGS L.P.
By: Steel Partners Holdings GP Inc., its General Partner

	By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

SPH GROUP LLC
By: Steel Partners Holdings GP Inc., its Managing Member

	By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

WEBFINANCIAL HOLDING LLC
By: WebFinancial Holding Corporation, its Managing Member

	By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

DGT HOLDINGS CORP.
STEEL SERVICES LTD.
WEBFINANCIAL HOLDING CORPORATION

	By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Chief Financial Officer

WEBBANK HOLDING CORP.

	By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BAIRNCO, LLC
BASIN WELL LOGGING WIRELINE SERVICE INC.
BLACK HAWK ENERGY SERVICES LTD.
HANDY & HARMAN
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN OF CANADA, LIMITED
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
JPS COMPOSITE MATERIALS CORP.
JPS INDUSTRIES HOLDINGS LLC
KASCO, LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MEX HOLDINGS LLC
MTE CORPORATION
OMG, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
ROGUE PRESSURE SERVICES LTD.
SL DELAWARE HOLDINGS, INC.
SL INDUSTRIES, INC.
SL MONTEVIDEO TECHNOLOGY, INC.
SL POWER ELECTRONICS CORPORATION
SLMTI DS LLC
STEEL ENERGY SERVICES LTD.
SUN WELL SERVICE, INC.
WHX CS CORP.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Senior Vice President

BASEBALL HEAVEN INC.
STEEL SPORTS INC.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

API (USA) HOLDINGS LTD.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Authorized Signatory

ATLANTIC SERVICE COMPANY, LIMITED

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Treasurer

Dunmore International Corp.

By:	/s/ Douglas B. Woodworth
Name: Douglas B. Woodworth
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Bryan Flory
Name: Bryan Flory
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Douglas Moore
Name: Douglas Moore
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:	/s/ Eric Saxon
Name: Eric Saxon
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Melinda A. White
Name: Melinda A. White
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Jeff Skalka
Name: Jeff Skalka
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:	/s/ Peter Samboul
Name: Peter Samboul
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Philippe Pepin
Name: Philippe Pepin
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Shamek Ghosh
Name: Shamek Ghosh
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marc Evans
Name: Marc Evans
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

TD BANK, N.A., as a Lender

By:	/s/ Maria P. Goncalves
Name: Maria P. Goncalves
Title: Regional Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Riley
Name: James Riley
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Exhibit A to First Amendment

Description of BW Rights Offering

“BW Rights Offering” shall mean that certain rights offering conducted by Babcock & Wilcox Enterprises, Inc. (“B&W”), which commenced on March 19, 2018. Pursuant to the BW Rights Offering, B&W distributed one nontransferable subscription right to purchase additional common shares for each common share held as of 5:00 p.m., New York City time, on March 15, 2018. In addition, the BW Rights Offering, as amended, entitles holders to purchase 2.8 common shares at a subscription price of $2.00 per share. B&W will not issue any fractional shares in the amended rights offering and exercises of rights will be rounded down to the nearest whole common share. Rights may be exercised at any time during the subscription period, which commenced on March 19, 2018 and expires at 5:00 p.m., New York City time, on April 30, 2018, unless B&W further extends the subscription period.

Steel Excel Inc. owns 6,993,219 shares of common stock of B&W constituting approximately 15.8% of outstanding shares.

On April 12, 2018, Steel Partners Holdings L.P. (“Steel Holdings”) entered into an agreement with Vintage Capital Management, LLC (“Vintage”) pursuant to which Steel Holdings has agreed to backstop Vintage’s obligation under the equity commitment agreement entered into between Vintage and B&W with respect to the BW Rights Offering. Steel Holdings has committed, subject to specified conditions, to fund a portion of Vintage’s backstop commitment up to a maximum aggregate amount of $46,500,000, but not to exceed such number of shares as would result in Steel Holdings (together with its affiliates and associates) beneficially owning more than 29.95% of the then-outstanding shares of B&W.